EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of 4Kids Entertainment, Inc. (the “Company”), that the Annual Report of the Company on Form 10-K for the year ended December 31, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2011

By: /s/ Samuel R. Newborn
     Samuel R. Newborn
     principal executive officer

Date: March 30, 2011

By: /s/ Bruce R. Foster
      Bruce R. Foster
      Executive Vice President and
      Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to 4Kids Entertainment, Inc. and will be retained by 4Kids Entertainment, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.